UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On December 18, 2023, Akero Therapeutics, Inc. (the “Company”) issued a press release titled “Akero Therapeutics Announces First Patients Dosed in Efruxifermin Phase 3 SYNCHRONY Program.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On December 18, 2023, the Company announced that patients have received their first doses of efruxifermin (“EFX”) in its Phase 3 clinical study of EFX in the treatment of patients with biopsy-confirmed non-alcoholic fatty liver disease/metabolic dysfunction-associated steatotic liver disease (“NASH/MASH”), fibrosis stage 2 or 3 (F2-F3).

SYNCHRONY Histology will evaluate the efficacy of 28mg and 50mg doses of EFX in patients with biopsy confirmed pre-cirrhotic NASH, F2-F3. The primary endpoint will be ≥ 1-stage fibrosis improvement and resolution of NASH.

SYNCHRONY Real-World will assess safety and tolerability of EFX in patients with non-invasively diagnosed NASH or NAFLD.

Key secondary endpoints in both Phase 3 studies will include changes in biomarkers of liver fibrosis as well as measures of glycemic control and lipids.

Forward-Looking Statements

Statements contained under this Item 8.01 regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, statements regarding the potential therapeutic effects of EFX, the SYNCHRONY Phase 3 program, including the SYNCHRONY Histology and SYNCHRONY Real-World studies and design of trials. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of Akero’s product candidate development activities and planned clinical trials; Akero’s ability to execute on its strategy; positive results from any of its clinical studies may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States and foreign countries; Akero’s ability to fund operations; as well as those risks and uncertainties set forth more fully under the caption “Risk Factors” in Akero’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission (SEC) as well as discussions of potential risks, uncertainties and other important factors in

Akero’s other filings and reports with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Akero undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Akero Therapeutics, Inc. on December 18, 2023, furnished herewith.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
	Name:	Andrew Cheng, M.D., Ph.D.
	Title:	President and Chief Executive Officer